SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2016 (October 31, 2016)

AMPCO-PITTSBURGH CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-898	25-1117717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Bell Avenue, Suite 301 Carnegie, Pennsylvania		15106
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (412) 456-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Acquisition of ASW Steel

On November 1, 2016, Ampco UES Sub, Inc. (the “Purchaser”), a Delaware corporation and an indirect wholly-owned subsidiary of Ampco-Pittsburgh Corporation, a Pennsylvania corporation (“Ampco”), entered into a Purchase Agreement (the “Purchase Agreement”) with ASW Steel Inc., a company organized and existing under the laws of Ontario, Canada (“ASW Steel”), CK Pearl Fund, Ltd., CK Pearl Fund LP, and White Oak Strategic Master Fund, L.P., (each a “Seller,” and collectively the “Sellers”). Pursuant to the Purchase Agreement, the Purchaser agreed to acquire from the Sellers all of the outstanding equity of ASW Steel (the “Acquisition”). ASW Steel is engaged in the business of specialty steel production by offering a unique combination of carbon, stainless, and other steel making capabilities.

The Acquisition was closed simultaneously with the signing of the Purchase Agreement on November 1, 2016 (the “Closing”) for an aggregate consideration of $13,115,650, consisting of $3,500,000 in cash and $9,615,650 in the assumption of outstanding indebtedness. The Acquisition was financed with cash on hand.

The Purchase Agreement contains customary representations and warranties of the Purchaser and the Sellers. Each party has agreed to various customary covenants and agreements. The Purchase Agreement also provides that the Sellers will indemnify the Purchaser for certain limited liabilities associated with the Sellers. The parties’ respective indemnification obligations are subject to various limitations, including, among other things, deductibles, caps, and time limitations.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is incorporated herein by reference as Exhibit 2.1. The Purchase Agreement has been included as an exhibit hereto solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business, or operational information about the Purchaser or the Sellers. The representations, warranties, and covenants contained in the Purchase Agreement are made only for purposes of the Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties rather than establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Amendment to Credit Agreement

On October 31, 2016, Ampco and its subsidiaries Air & Liquid Systems Corporation, Union Electric Steel Corporation, Alloys Unlimited and Processing, LLC, Akers National Roll Company, Union Electric Steel UK Limited, and Åkers Sweden AB (collectively the “Corporation”), entered into a First Amendment (the “Amendment”) to the Corporation’s Revolving Credit and Security Agreement, dated May 20, 2016, with certain lenders, the guarantors party thereto, PNC Bank, National Association, as administrative agent, and the other agents party thereto (collectively, the “Credit Agreement”).

Pursuant to the Amendment, the Credit Agreement was amended to, among other things: (i) permit, commencing on October 31, 2016 and ending on the date on which ASW Steel becomes a borrower under the Credit Agreement, intercompany loans made to ASW Steel not to exceed the aggregate dollar amount of $7,500,000 at any time outstanding and (ii) increase the amount of loans, advances, and investments permitted to be made to certain of Ampco’s subsidiaries that are not parties to the Credit Agreement (excluding ASW Steel) from $2,500,000 to $5,000,000.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is incorporated herein by reference as Exhibit 10.1.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the terms of the Amendment set forth above in Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On November 1, 2016, Ampco issued a press release announcing the Acquisition. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 8.01, including the information in Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for any purpose, including for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 8.01 shall not be incorporated by reference into any registration statement or any other filing under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing, except to the extent set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Ampco intends to file the financial statements required under this item pursuant to an amendment to this Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

Ampco intends to file any pro forma financial information that is required under this item pursuant to an amendment to this Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits. The following exhibits are furnished herewith:

Exhibit Number

2.1	Purchase Agreement, dated November 1, 2016, by and among Ampco UES Sub, Inc., ASW Steel Inc., CK Pearl Fund, Ltd., CK Pearl Fund LP, and White Oak Strategic Master Fund, L.P.*

10.1	First Amendment to Revolving Credit and Security Agreement, dated October 31, 2016, by and among the Corporation and PNC Bank, National Association, as administrative agent, and certain lenders, the guarantors, and the other agents party thereto.

99.1	Press Release dated November 1, 2016.

*	Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Ampco-Pittsburgh Corporation agrees to furnish supplementally a copy of any omitted schedules and exhibits to the SEC upon request; provided, however, that Ampco-Pittsburgh Corporation reserves the right to request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPCO-PITTSBURGH CORPORATION

By:	/s/ Masha Trainor
Masha Trainor
Vice President, General Counsel and Secretary

Dated: November 4, 2016

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